UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 29, 2009 (September 25, 2009)
Princeton National Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-20050	36-3210283
(Commission File Number)	(IRS Employer Identification No.)

606 South Main Street
Princeton, Illinois	61356

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (815) 875-4444
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 25, 2009, Princeton National Bancorp, Inc. (the “Company”) announced the appointment of Thomas D. Ogaard, Executive Vice President & Banking Group Manager, to the Company’s board of directors and also to the board of its subsidiary bank, Citizens First National Bank (the “Bank”). The Company has not yet determined the committees on which Mr. Ogaard will serve. The Company’s press release announcing Mr. Ogaard’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1 Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON NATIONAL BANCORP, INC. (Registrant)
By:	/s/ Tony J. Sorcic
Tony J. Sorcic, President and
Chief Executive Officer

Dated: September 29, 2009

EXHIBIT INDEX

Number	Description
Exhibit 99.1	Press Release

4